UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2005

____________________

RELATIONSERVE MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-119632	20-2601326
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 North Andrews Avenue, Fort Lauderdale, Florida		33309
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (954) 202-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

This Current Report on Form 8-K/A amends the references to the Put Agreement and the Management Letter Agreement by and between Paul Soltoff, Eric Obeck, Donald Gould, Harry Greene, Ira Brechner, Allen Vance, Steve Morvay and Tom Allison, and RelationServe Media, Inc. (the “Company”) described in the Company’s Current Report on Form 8-K as initially filed on November 4, 2005, as amended. As such agreements were never implemented and the options referenced therein never issued, all references and descriptions to such agreements should be deleted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2006	By:	/s/ Shawn McNamara
Name: Shawn McNamara
Title: Chief Executive Officer

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